Exhibit 99.1

NEWS RELEASE

CONTACTS
MEDIA:	INVESTORS:
Sophia Hong	Rick Muscha
Lattice Semiconductor Corporation	Lattice Semiconductor Corporation
503-268-8786	408-826-6000
Sophia.Hong@latticesemi.com	Rick.Muscha@latticesemi.com

LATTICE SEMICONDUCTOR REPORTS Third QUARTER 2023 RESULTS

•	Quarterly revenue growth of 11% compared to Q3 2022 and 1% compared to Q2 2023
•	Gross Margin expands to 70.0% / 70.6% for Q3 2023 on a GAAP / Non-GAAP basis, compared to 68.8% / 69.5%, respectively, for Q3 2022
•	Net Income improves to $0.38 / $0.53 per diluted share for Q3 2023 on a GAAP / Non-GAAP basis, compared to $0.33 / $0.48, respectively, for Q3 2022

* GAAP represents U.S. Generally Accepted Accounting Principles. Non-GAAP represents GAAP excluding the impact of certain activities which the Company's management excludes in analyzing the Company's operating results and in understanding trends in the Company's earnings. Additional information relating to these measures is included below in “Non-GAAP Financial Measures.” For a reconciliation of GAAP to non-GAAP results, see accompanying tables "Reconciliation of U.S. GAAP to Non-GAAP Financial Measures."

HILLSBORO, OR - October 30, 2023 - Lattice Semiconductor Corporation (Nasdaq: LSCC), the low power programmable leader, announced financial results today for the fiscal third quarter ended September 30, 2023.

Jim Anderson, president and CEO, said, "We delivered another quarter of solid growth, with Q3 2023 revenue and net income increasing 11% on a year-over-year basis. Today Lattice has the strongest product portfolio in our 40-year history and we continue to rapidly expand our product lineup. We look forward to our Developers Conference in December, when we expect to launch two new members of the Lattice Avant™ mid-range FPGA product family."

Sherri Luther, CFO, said, "We achieved Q3 2023 operating profit of 29.6% on a GAAP basis and 40.3% on a non-GAAP basis, with gross margin expansion of 120 basis points on a GAAP basis and 110 basis points on a non-GAAP basis compared to Q3 2022. We drove record cash generation, increased our free cash flow to 40%, and continued our share repurchase program for the twelfth consecutive quarter."

Selected Third Quarter 2023 Financial Results and Comparisons (in thousands, except per share data)

	GAAP Financial Results (unaudited)
	Q3 2023	Q2 2023	Q3 2022	Q/Q	Y/Y
Revenue	$192,169	$190,079	$172,509	1.1%	11.4%
Gross Margin %	70.0%	69.7%	68.8%	30 bps	120 bps
R&D Expense %	21.9%	22.1%	20.2%	(20) bps	170 bps
SG&A Expense %	17.3%	19.4%	18.5%	(210) bps	(120) bps
Operating Expenses	$77,644	$79,491	$69,930	(2.3)%	11.0%
Income from Operations	$56,917	$53,070	$48,802	7.2%	16.6%
Net Income	$53,788	$50,644	$46,359	6.2%	16.0%
Net Income per Share - Basic	$0.39	$0.37	$0.34	$0.02	$ 0.05
Net Income per Share - Diluted	$0.38	$0.36	$0.33	$0.02	$ 0.05

	Non-GAAP* Financial Results (unaudited)
	Q3 2023	Q2 2023	Q3 2022	Q/Q	Y/Y
Revenue	$192,169	$190,079	$172,509	1.1%	11.4%
Gross Margin %	70.6%	70.5%	69.5%	10 bps	110 bps
R&D Expense %	18.2%	18.0%	17.1%	20 bps	110 bps
SG&A Expense %	12.1%	12.5%	12.6%	(40) bps	(50) bps
Operating Expenses	$58,206	$58,018	$51,342	0.3%	13.4%
Income from Operations	$77,408	$75,968	$68,512	1.9%	13.0%
Net Income	$73,578	$72,509	$66,492	1.5%	10.7%
Net Income per Share - Basic	$0.53	$0.53	$0.48	—	$ 0.05
Net Income per Share - Diluted	$0.53	$0.52	$0.48	$ 0.01	$ 0.05

Third Quarter 2023 Highlights

•	Record Revenue: Revenue increased 11% in Q3 2023 compared to Q3 2022 and 1% compared to Q2 2023.
•	Profit Growth: Gross margin expanded 120 basis points on a GAAP basis and 110 basis points on a non-GAAP basis compared to Q3 2022, with net income per diluted share increasing 15% on a GAAP basis and 10% on a non-GAAP basis compared to Q3 2022.
•	Continued Product Portfolio Expansion: Launched the Lattice CrossLinkU™-NX FPGA family, the industry’s first FPGA with integrated USB device functionality in its class to meet growing customer needs to simplify USB-based design for applications across multiple markets.
•	Mazda Selects Lattice FPGAs: Mazda Motor Corporation's new crossover SUV models CX-60 and CX-90 leverage an interface bridging solution based on multiple power efficient Lattice FPGAs to enable safety-critical Advanced Driver Assistance System (ADAS) features.
•

Lattice Receives Multiple Industry Awards:

• Hewlett Packard Enterprise 2023 Cyber Security Supplier of the Year
• 2023 AutoTech Breakthrough Award with New Lattice Drive Solution Stack

• 2023 CyberSecurity Breakthrough Award

Business Outlook - Fourth Quarter of 2023:

•	Revenue for the fourth quarter of 2023 is expected to be between $166 million and $186 million.
•	Gross margin percentage for the fourth quarter of 2023 is expected to be 70.5% plus or minus 1% on a non-GAAP basis.
•	Total operating expenses for the fourth quarter of 2023 are expected to be between $57 million and $59 million on a non-GAAP basis.

Non-GAAP Financial Measures: In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this earnings release makes reference to non-GAAP financial measures. With respect to the outlook for the fourth quarter of 2023, certain items that affect GAAP measurement of financial measures for gross margin percentage and total operating expenses are not accessible on a forward-looking basis because such items cannot be reasonably predicted without unreasonable efforts due to the unpredictability of the amounts and timing of events affecting the items we exclude from non-GAAP measures, including certain large and/or unpredictable charges such as stock-based compensation expense; litigation expense outside the ordinary course of business; and restructuring. Consequently, the Company is unable to provide a reasonable estimate of GAAP measurement for non-GAAP gross margin percentage or non-GAAP total operating expenses for second quarter guidance or a corresponding reconciliation to GAAP for the quarter. From a qualitative perspective, the differences between our GAAP measurement of financial measures for gross margin percentage and total operating expenses and our non-GAAP measure of those items will consist of items similar to those described in the financial tables later in this release for such items historically, including, for example and without limitation, certain large and/or unpredictable charges such as stock-based compensation expense; litigation expense outside the ordinary course of business; and restructuring. Additional information regarding the reasons the Company uses non-GAAP measures, a reconciliation of these measures to the most directly comparable GAAP measures, and other information relating to these measures are included below, following the GAAP financial information.

Investor Conference Call / Webcast Details:

Lattice Semiconductor will review the Company's financial results for the fiscal third quarter 2023, and business outlook on Monday, October 30 at 5:00 p.m. Eastern Time. The dial-in number for the live audio call is 1-877-407-3982 or 1-201-493-6780 with conference identification number 13741270. A live webcast of the conference call will also be available on the investor relations section of www.latticesemi.com. The Company's financial guidance will be limited to the comments on its public quarterly earnings call and the public business outlook statements contained in this press release.

Forward-Looking Statements Notice:

The foregoing paragraphs contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that involve estimates, assumptions, risks and uncertainties. Any statements about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. Such forward-looking statements include, but are not limited to, statements relating to our rapid product portfolio expansion and strength; launch of new products; and the statements under the heading “Business Outlook - Fourth Quarter of 2023.” Other forward-looking statements may be indicated by words such as “will,” “could,” “should,” “would,” “may,” “expect,” “plan,” “project,” “anticipate,” “intend,” “forecast,” “future,” “believe,” “estimate,” “predict,” “propose,” “potential,” “continue” or the negative of these terms or other comparable terminology.

Estimates of future revenue are inherently uncertain due to such factors such as global economic conditions which may affect customer demand, pricing and inflationary pressures, competitive actions, international trade disputes and sanctions, and potential impact of global pandemics.  Actual gross margin percentage and operating expenses could vary from the estimates on the basis of, among other things, changes in revenue levels, changes in product pricing and mix, changes in wafer, assembly, test and other costs, variations in manufacturing yields, the failure to sustain operational improvements, and the actual amount of compensation charges due to stock price changes. Actual results may differ materially from our expectations and are subject to risks and uncertainties that relate more broadly to our overall business, including those described in Item 1A in Lattice’s most recent Annual Report on Form 10-K and as may be supplemented from time-to-time in Lattice’s other filings with the Securities and Exchange Commission, all of which are expressly incorporated herein by reference.

Lattice believes these and other risks and uncertainties could cause actual results to differ materially from the forward-looking statements. New risk factors emerge from time to time and it is not possible for Lattice’s management to predict all risk factors. You should not unduly rely on forward-looking statements because actual results could differ materially from those expressed in any forward-looking statements. In addition, any forward-looking statement applies only as of the date on which it is made. The Company does not intend to update or revise any forward-looking statements, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Non-GAAP Financial Measures:

Included within this press release and the accompanying tables and notes are certain non-GAAP financial measures that supplement the Company's consolidated financial information prepared in accordance with U.S. GAAP, including non-GAAP gross margin, gross margin percentage, R&D expense, SG&A expense, operating expenses, income from operations, other (expense) income, net, income tax expense, net income, net income per share – basic, and net income per share – diluted. The non-GAAP measures presented exclude charges and adjustments primarily related to stock-based compensation and related payroll tax effects, litigation expense outside the ordinary course of business, amortization of acquired intangible assets, restructuring plans and other charges, and the estimated tax effect of these items, change in tax law and other tax adjustments. These charges and adjustments are a result of periodic or non-core operating activities of the Company. The Company describes these non-GAAP financial measures and reconciles them to the most directly comparable GAAP measures in the tables and notes attached to this press release.

The Company's management believes that these non-GAAP financial measures provide an additional and useful way of viewing aspects of our performance that, when viewed in conjunction with our GAAP results, provide a more comprehensive understanding of the various factors and trends affecting our ongoing financial performance and operating results than GAAP measures alone. Management also uses these non-GAAP measures for strategic and business decision-making, internal budgeting, forecasting, and resource allocation processes and believes that investors should have access to similar data. These non-GAAP measures are included solely for informational and comparative purposes and are not meant as a substitute for GAAP and should be considered together with the consolidated financial information located in the tables attached to this press release.

About Lattice Semiconductor Corporation:

Lattice Semiconductor (NASDAQ: LSCC) is the low power programmable leader. We solve customer problems across the network, from the Edge to the Cloud, in the growing communications, computing, industrial, automotive and consumer markets. Our technology, long-standing relationships, and commitment to world-class support let our customers quickly and easily unleash their innovation to create a smart, secure, and connected world.

For more information about Lattice, please visit www.latticesemi.com. You can also follow us via LinkedIn, Twitter, Facebook, YouTube, WeChat, Weibo or Youku.

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Lattice Semiconductor Corporation

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	July 1,	October 1,	September 30,	October 1,
	2023	2023	2022	2023	2022
Revenue	$192,169	$190,079	$172,509	$566,558	$484,396
Cost of sales	57,608	57,518	53,777	170,835	154,412
Gross margin	134,561	132,561	118,732	395,723	329,984
Operating expenses:
Research and development	42,048	41,946	34,820	119,983	100,988
Selling, general, and administrative	33,217	36,788	31,926	102,583	89,721
Amortization of acquired intangible assets	870	869	869	2,609	2,908
Restructuring	1,509	(112)	2,315	1,427	2,505
Acquisition related	—	—	—	—	511
Total operating expenses	77,644	79,491	69,930	226,602	196,633
Income from operations	56,917	53,070	48,802	169,121	133,351
Interest income (expense), net	954	189	(1,267)	588	(2,866)
Other income (expense), net	14	(176)	(820)	(257)	(1,085)
Income before income taxes	57,885	53,083	46,715	169,452	129,400
Income tax expense	4,097	2,439	356	9,097	2,431
Net income	$53,788	$50,644	$46,359	$160,355	$126,969

Net income per share:
Basic	$0.39	$0.37	$0.34	$1.16	$0.92
Diluted	$0.38	$0.36	$0.33	$1.15	$0.90

Shares used in per share calculations:
Basic	137,948	137,735	137,267	137,697	137,397
Diluted	139,828	139,768	139,935	139,927	140,921

Lattice Semiconductor Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	September 30,	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$114,397	$145,722
Accounts receivable, net	105,913	94,018
Inventories, net	104,019	110,375
Other current assets	36,404	29,052
Total current assets	360,733	379,167

Property and equipment, net	50,164	47,614
Operating lease right-of-use assets	16,088	17,590
Intangible assets, net	21,951	25,070
Goodwill	315,358	315,358
Other long-term assets	15,328	13,914
	$779,622	$798,713

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$36,887	$42,036
Accrued liabilities	36,305	48,467
Accrued payroll obligations	27,471	36,870
Total current liabilities	100,663	127,373

Long-term debt	—	128,752
Long-term operating lease liabilities, net of current portion	12,122	13,618
Other long-term liabilities	40,667	41,807
Total liabilities	153,452	311,550

Stockholders' equity	626,170	487,163
	$779,622	$798,713

Lattice Semiconductor Corporation

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Nine Months Ended
	September 30,	October 1,
	2023	2022
Cash flows from operating activities:
Net income	$160,355	$126,969
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Stock-based compensation expense	52,408	41,207
Depreciation and amortization	25,279	21,498
Other non-cash adjustments	5,199	6,935
Net changes in assets and liabilities	(45,623)	(39,784)
Net cash provided by (used in) operating activities	197,618	156,825
Cash flows from investing activities:
Capital expenditures	(16,370)	(13,080)
Other investing activities	(8,917)	(8,322)
Net cash provided by (used in) investing activities	(25,287)	(21,402)
Cash flows from financing activities:
Proceeds from long-term debt, net of issuance costs	—	148,601
Repayment of long-term debt	(130,000)	(158,750)
Repurchase of common stock	(30,005)	(90,137)
Net cash flows related to stock compensation exercises	(43,114)	(45,726)
Net cash provided by (used in) financing activities	(203,119)	(146,012)
Effect of exchange rate change on cash	(537)	(2,215)
Net increase (decrease) in cash and cash equivalents	(31,325)	(12,804)
Beginning cash and cash equivalents	145,722	131,570
Ending cash and cash equivalents	$114,397	$118,766

Supplemental disclosure of cash flow information and non-cash investing and financing activities:
Interest paid	$3,240	$2,203
Income taxes paid, net of refunds	$11,229	$4,115
Operating lease payments	$6,179	$5,500

Lattice Semiconductor Corporation

Supplemental Historical Financial Information

(unaudited)

	Three Months Ended
	September 30,	July 1,	October 1,
	2023	2023	2022
Balance Sheet Information
A/R Days Revenue Outstanding (DSO)	50	46	53
Inventory Days (DIO)	165	177	159

Revenue % (by Geography)
Asia	61%	63%	72%
Americas	17%	17%	13%
Europe (incl. Africa)	22%	20%	15%

Revenue % (by End Market) *
Communications and Computing	36%	34%	42%
Industrial and Automotive	57%	61%	50%
Consumer	7%	5%	8%

Revenue $M (by End Market) *
Communications and Computing	$68.4	$64.2	$73.0
Industrial and Automotive	$109.9	$115.5	$85.7
Consumer	$13.9	$10.4	$13.8

Revenue % (by Channel)
Distribution	90%	89%	90%
Direct	10%	11%	10%

* During the first quarter of fiscal 2023, we realigned our end market categories. Prior periods have been reclassified to match current period presentation.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 30,	July 1,	October 1,
	2023	2023	2022
Gross Margin Reconciliation
GAAP Gross margin	$134,561	$132,561	$118,732
Stock-based compensation - gross margin (1)	1,053	1,425	1,122
Non-GAAP Gross margin	$135,614	$133,986	$119,854

Gross Margin % Reconciliation
GAAP Gross margin %	70.0%	69.7%	68.8%
Cumulative effect of non-GAAP Gross Margin adjustments	0.6%	0.8%	0.7%
Non-GAAP Gross margin %	70.6%	70.5%	69.5%

Research and Development Expense % (R&D Expense %) Reconciliation
GAAP R&D Expense %	21.9%	22.1%	20.2%
Stock-based compensation - R&D (1)	(3.7)%	(4.1)%	(3.1)%
Non-GAAP R&D Expense %	18.2%	18.0%	17.1%

Selling, General, and Administrative Expense % (SG&A Expense %) Reconciliation
GAAP SG&A Expense %	17.3%	19.4%	18.5%
Stock-based compensation - SG&A (1)	(4.6)%	(6.7)%	(4.9)%
Litigation expense (2)	(0.6)%	(0.2)%	(1.0)%
Non-GAAP SG&A Expense %	12.1%	12.5%	12.6%

Operating Expenses Reconciliation
GAAP Operating expenses	$77,644	$79,491	$69,930
Stock-based compensation - operations (1)	(15,956)	(20,277)	(13,758)
Litigation expense (2)	(1,103)	(439)	(1,646)
Amortization of acquired intangible assets	(870)	(869)	(869)
Restructuring and other	(1,509)	112	(2,315)
Non-GAAP Operating expenses	$58,206	$58,018	$51,342

Income from Operations Reconciliation
GAAP Income from operations	$56,917	$53,070	$48,802
Stock-based compensation - gross margin (1)	1,053	1,425	1,122
Stock-based compensation - operations (1)	15,956	20,277	13,758
Litigation expense (2)	1,103	439	1,646
Amortization of acquired intangible assets	870	869	869
Restructuring and other	1,509	(112)	2,315
Non-GAAP Income from operations	$77,408	$75,968	$68,512

Income from Operations % Reconciliation
GAAP Income from operations %	29.6%	27.9%	28.3%
Cumulative effect of non-GAAP Gross Margin and Operating adjustments	10.7%	12.1%	11.4%
Non-GAAP Income from operations %	40.3%	40.0%	39.7%

(1)	The non-GAAP adjustments for Stock-based compensation include related payroll tax expenses.
(2)	Legal expenses associated with the defense of claims that are outside the ordinary course of business that were brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.

Lattice Semiconductor Corporation

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 30,	July 1,	October 1,
	2023	2023	2022
Other Income (Expense) Reconciliation
GAAP Other income (expense), net	$14	$(176)	$(820)
Loss on re-financing of long-term debt	—	—	735
Non-GAAP Other income (expense), net	$14	$(176)	$(85)

Income Tax Expense Reconciliation
GAAP Income tax expense	$4,097	$2,439	$356
Estimated tax effect of non-GAAP adjustments	1,467	1,372	312
Change in tax law (3)	(766)	(339)	—
Non-GAAP Income tax expense	$4,798	$3,472	$668

Net Income Reconciliation
GAAP Net income	$53,788	$50,644	$46,359
Stock-based compensation - gross margin (1)	1,053	1,425	1,122
Stock-based compensation - operations (1)	15,956	20,277	13,758
Litigation expense (2)	1,103	439	1,646
Amortization of acquired intangible assets	870	869	869
Restructuring and other	1,509	(112)	2,315
Loss on re-financing of long-term debt	—	—	735
Estimated tax effect of non-GAAP adjustments	(1,467)	(1,372)	(312)
Change in tax law (3)	766	339	—
Non-GAAP Net income	$73,578	$72,509	$66,492

Net Income Per Share Reconciliation
GAAP Net income per share - basic	$0.39	$0.37	$0.34
Cumulative effect of Non-GAAP adjustments	0.14	0.16	0.14
Non-GAAP Net income per share - basic	$0.53	$0.53	$0.48

GAAP Net income per share - diluted	$0.38	$0.36	$0.33
Cumulative effect of Non-GAAP adjustments	0.15	0.16	0.15
Non-GAAP Net income per share - diluted	$0.53	$0.52	$0.48

Shares used in per share calculations:
Basic	137,948	137,735	137,267
Diluted	139,828	139,768	139,935

(1)	The non-GAAP adjustments for Stock-based compensation include related payroll tax expenses.
(2)	Legal expenses associated with the defense of claims that are outside the ordinary course of business that were brought against the Company by Steven A.W. De Jaray, Perienne De Jaray and Darrell R. Oswalde.
(3)	Adjustments for Change in tax law reflect an increase in our provision for U.S. tax on foreign operations resulting from The 2017 Tax Cuts and Jobs Act and is related to the capitalization and subsequent amortization of R&D costs for tax purposes.